UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 22, 2024

Date of Report (Date of earliest event reported)

_____________________

SIGMATRON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23248	36-3918470
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2201 Landmeier Road, Elk Grove Village, Illinois 60007

(Address of principal executive offices) (Zip Code)

(847) 956-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class Common Stock $0.01 par value per share	Trading Symbol SGMA	Name of each exchange on which registered The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.    Submission of Matters to a Vote of Security Holders.

On October 22, 2024 the Company held its 2024 Annual Meeting of Stockholders. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and Regulation 14A thereunder for the purpose of (i) electing three Class I Directors to hold office until the 2027 Annual Meeting of Stockholders, (ii) ratifying the selection of BDO USA, P.C. as registered public accountants of the Company for the fiscal year ending April 30, 2025, (iii) providing approval, on an advisory basis, of compensation of the Company’s Named Executive Officers as used in the 2024 Proxy Statement, (iv) providing, on an advisory basis, a recommendation regarding the frequency of future advisory votes on executive compensation, and (v) transacting such other business as may properly come before the Annual Meeting or any adjournment thereof. Each holder of common stock was entitled to one vote for each share held on the record date.

The following individuals were elected as Class I Directors to hold office until the 2027 Annual Meeting of Stockholders: Linda K. Frauendorfer, Bruce J. Mantia and John P. Sheehan. The number of shares cast for, withheld, and broker non-votes, with respect to the nominees were as follows:

Nominee	For	Withheld	Broker Non-Votes

Linda K. Frauendorfer	2,125,366	106,925	1,426,750
Bruce J. Mantia	1,938,565	293,726	1,426,750
John P. Sheehan	2,131,957	100,334	1,426,750

The following persons are directors of the Company whose current term extends beyond the 2024 Annual Meeting of Stockholders: Gary R. Fairhead, Dilip S. Vyas, Thomas W. Rieck and Paul J. Plante. There was no solicitation in opposition to management’s nominees for directors.

The stockholders voted to approve the ratification of the selection of BDO USA, P.C. as registered public accountants for the Company for the fiscal year ending April 30, 2025. A total of 3,599,228 shares were cast for such ratification, 45,358 shares were voted against, and 14,455 shares abstained.

The stockholders voted to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers. A total of 1,897,644 shares were cast for such approval, 170,183 shares voted against, 164,464 shares abstained and there were 1,426,750 shares represented by broker non-votes with respect to such approval.

The stockholders voted to approve, on an advisory basis, a recommendation that future advisory votes on executive compensation be held once every year. A total of 1,554,665 shares were cast in favor of making a recommendation that such future advisory votes on executive compensation be held once every year, 37,225 shares were cast in favor of making a recommendation that such future advisory votes be held once every two years, 491,882 shares were cast in favor of making a recommendation that such future advisory votes be held once every three years, 148,519 shares abstained with respect to such votes and there were 1,426,750 shares represented by broker non-votes with respect to such recommendation. Based upon the voting results of the advisory proposal on the frequency of future votes on executive compensation, the Company’s Board of Directors has determined that future advisory votes on executive compensation will be submitted to stockholders on an annual basis until the next vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2024		SIGMATRON INTERNATIONAL, INC.

	By:	/s/ Gary R. Fairhead
Name: Gary R. Fairhead
Title: Chief Executive Officer